                                                                   EXHIBIT 10.14

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT is dated and effective as of December 31, 2000 (the "First Amendment"), among PETROQUEST ENERGY, L.L.C., a Louisiana limited liability company and the successor by merger to PetroQuest Energy, Inc., a Louisiana corporation, and the successor by name change to PetroQuest Energy One, L.L.C. (herein called the "LLC"), PETROQUEST ENERGY, INC., a Delaware corporation (herein called the "Guarantor"), and HIBERNIA NATIONAL BANK, a national banking association (herein called the "Bank").

                                R E C I T A L S:

         1. PetroQuest Energy, Inc., a Louisiana corporation ("PE-LA."), PetroQuest Energy One, L.L.C., a Louisiana limited liability company ("PEO"), the Guarantor and the Bank have heretofore entered into that certain Credit Agreement dated December 21, 2000 (the "Credit Agreement"), pursuant to which the Bank established in favor of PEO and PE-LA., as in solido co- borrowers, a revolving line of credit.

         2. Effective December 31, 2000, PE-LA. merged into PEO, with PEO as the surviving entity, and PEO then changed its name to PetroQuest Energy, L.L.C. As a result of the merger, the Guarantor now owns one hundred percent (100%) of the membership interest in the LLC.

         3. The purpose of this First Amendment is to evidence that the Borrower under the Credit Agreement is now the LLC, and to address certain other matters necessitated by the foregoing merger and name change

         4. Capitalized terms used herein which are defined or used in the Credit Agreement are used herein with such meanings, except as may be otherwise expressly provided in this First Amendment.

         NOW, THEREFORE, THE PARTIES HERETO, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH AND INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:

         A.       AMENDMENTS TO DEFINITIONS.

                  (1). The following definition in Section 1.1 of the Agreement are hereby restated as follows:

                  "BORROWER" shall mean PetroQuest Energy, L.L.C., a Louisiana limited liability company and the successor by merger to PetroQuest Energy, Inc., a Louisiana corporation and the successor by name change to PetroQuest Energy One, L.L.C., a Louisiana limited liability company, together with its successors and assigns.


               First Amendment to Credit Agreement -- Page 1 of 7

                  (2). The following new definitions are hereby added to the
                  Agreement:

                  "CREDIT AGREEMENT" shall mean the Agreement.

                  "FIRST AMENDMENT" shall mean that certain First Amendment to Credit Agreement dated December 31, 2000, among the LLC, the Guarantor, and the Bank.

                  "LIABILITIES" shall mean, as to any Person, all indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to GAAP.

                  "LLC" shall have the same meaning as the word "Borrower."

                  "MERGER" shall mean the merger of PE-LA. into PEO and the change of name by PEO to the LLC, all effective as of December 31, 2000.

                  "NON-RECOURSE INDEBTEDNESS" shall mean Obligations of an Unrestricted Subsidiary which is not a Liability, in whole or part, of any Restricted Person and which is not secured by any Encumbrance upon any property or assets of any Restricted Person, provided that no such Obligations of an Unrestricted Subsidiary shall be considered "Non-Recourse Indebtedness" if any default with respect to such Obligations would allow or require any Obligations which is owed by one or more of the Restricted Persons to be accelerated or otherwise made payable in advance of its stated maturity.

                  "OBLIGATIONS" of any Person means Liabilities in any of the following categories: (a) Liabilities for borrowed money; (b) Liabilities constituting an obligation to pay the deferred purchase price of property or services; (c) Liabilities evidenced by a bond, debenture, note or similar instrument;
                  (d) Liabilities which (i) would under GAAP be shown on such Person's balance sheet as a liability, and (ii) are payable more than one year from the date of creation thereof (other than reserves for taxes and reserves for contingent obligations); (e) Liabilities arising under Hedging Agreements; (f) Liabilities constituting principal under leases capitalized in accordance with GAAP, (g) Liabilities arising under conditional sales or other title retention agreements; (h) Liabilities owing under direct to indirect guaranties of Obligations of any other Person or otherwise constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of Obligations of any other Person (such as obligations under working capital maintenance agreements, agreements to keep-well, or agreements to purchase Obligations, assets, goods, securities or services), but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection; (i) Liabilities (for example, repurchase agreements and sale/leaseback agreements) consisting of an obligation to purchase or lease securities or other property, if such Liabilities arises out of or in connection with



               First Amendment to Credit Agreement -- Page 2 of 7
                  the sale of the same or similar securities or property;
                  (j) Liabilities with respect to letters of credit or applications or reimbursement agreements therefor; (k) Liabilities with respect to payments received in consideration of oil, gas or other minerals yet to be acquired or produced at the time of payment (including obligations under "take-or-pay" contracts to deliver gas in return for payments already received and the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment); or (l) Liabilities with respect to other obligations to deliver goods or services in consideration of advance payments therefor; provided, however, that the "Obligations" of any Person shall not include Liabilities that were incurred by such Person on ordinary trade terms to vendors, suppliers, or other Persons providing goods and services for use by such Person in the ordinary course of its business, unless and until such Liabilities are outstanding more than 120 days past original invoice or billing date therefor.

                  "PETROQUEST OIL & GAS" shall mean PetroQuest Oil & Gas, L.L.C., a Louisiana limited liability company the sole member of which is the Guarantor.

                  "RESTRICTED PERSON" means the Guarantor, the Borrower, and each other Subsidiary of the Guarantor.

                  "UNRESTRICTED SUBSIDIARY" means (a) any Subsidiary of Guarantor designated an Unrestricted Subsidiary of Guarantor by Guarantor's Board of Directors in compliance with the following sentence, and (b) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of Guarantor may at any time and from time to time designate any Subsidiary of Guarantor (other than Borrower or any Subsidiary of Borrower) as an Unrestricted Subsidiary provided that (i) no Default or Event of Default has occurred or is continuing at the time of such designation and after giving effect to such designation,
                  (ii) immediately after such designation, no Restricted Person has any Liability to pay any Obligations of such Subsidiary, has in any way guaranteed any Obligations of such Subsidiary, or has any assets or properties which are subject to any Encumbrance securing any Obligations of such Subsidiary, and
                  (iii) notice of any such designation is promptly given to Bank in writing.

         B.       AMENDMENT TO AFFIRMATIVE COVENANTS.

                  (1). The affirmative covenants contained in Sections 11.1., 11.2., 11.3., 11.4., 11.5., 11.6., 11.7., 11.8., 11.9., 11.10., 11.11., 11.13.,
11.14., 11.16., and 11.22. shall apply to the Borrower and the Guarantor.

                  (2). The following new affirmative covenant is hereby added to the Agreement as Section 11.21.:

                  SECTION 11.21. PETROQUEST OIL & GAS. The Guarantor shall cause the assets of PetroQuest Oil & Gas at all times to consist solely of beneficial interests in oil



               First Amendment to Credit Agreement -- Page 3 of 7
                  and gas properties, the legal interests of which is owned by Persons other than the Borrower and/or the Guarantor. The Guarantor further agrees to remain the sole member of PetroQuest Oil & Gas.

                  (3). The following new affirmative covenant is hereby added to the Agreement as Section 11.22.

                  SECTION 11.22. UNRESTRICTED SUBSIDIARIES Guarantor and Borrower will insure that each Unrestricted Subsidiary complies with each indenture, mortgage, deed of trust, security agreement, lease, franchise, agreement, contract or other instrument or obligation to which such Unrestricted Subsidiary is a party or by which it or any of its properties is bound, and with all laws, regulations, and orders applicable to such Unrestricted Subsidiary or its properties, business and affairs, including Environmental Laws, if such Unrestricted Subsidiary's failure so to comply would impose any Liability on any Restricted Person, require any Restricted Person to pay or perform any Liability owing by any Unrestricted Subsidiary, or could otherwise cause a Material Adverse Change. The Guarantor and the Borrower will insure that no Unrestricted Subsidiary takes, or omits to take, any action if such action or omission would cause the Guarantor or the Borrower to be unable to remake its representations and warranties hereunder.

         C.       AMENDMENTS TO NEGATIVE COVENANTS.

                  (1). The negative covenants contained in Sections 12.1., 12.2., 12.6., 12.7., 12.8., and 12.11. shall apply to both the Borrower and the Guarantor.

                  (2). Section 12.4 (f) of the Agreement is hereby deleted.

                  (3). Section 12.5 (c) of the Agreement is hereby deleted.

                  (4). The following new negative covenant is hereby added to the Agreement as Section 12.11.:

                  SECTION 12.11. NON-RECOURSE INDEBTEDNESS. The Borrower and the Guarantor agree and covenant that no Unrestricted Subsidiary shall create, incur, assume, or otherwise become liable with respect to any Obligations other than Non-Recourse Indebtedness and no Unrestricted Subsidiary shall have Non-Recourse Indebtedness in excess of $25,000,000 at any one time outstanding.

                  (5). Section 12.6 of the Agreement is hereby amended and supplemented to include the following new provision as subpart (c) thereof:

                  (c) Loans by Borrower to Guarantor and loans by Guarantor to Borrower and/or any Subsidiary of Guarantor that is a guarantor of the Indebtedness, and capital contributions, and investments in the Borrower or any Subsidiary of Guarantor that is a guarantor of the Indebtedness.


               First Amendment to Credit Agreement -- Page 4 of 7

         D. ASSUMPTION. Subject to the terms and conditions of the Agreement, as amended by the First Amendment, the LLC does hereby unconditionally assume all obligations, duties and responsibilities of the Borrower under the Agreement, the Revolving Note, the Mortgage, the Loans, and all Related Documents to which PE-LA. and/or PEO was a party. Further, as a result of the Merger, the LLC hereby acknowledges and confirms that it is now the sole Borrower under the Revolving Note.

         E. CONFIRMATION OF COLLATERAL DOCUMENTS. It is the intention of the parties that all of the liens, privileges, priorities, and equities existing and to exist under and in accordance with the terms of the Loan Documents are hereby renewed, extended, and carried forward as security for the Loans. Further, the parties agree and acknowledge that the Guaranty shall continue to secure the payment of the indebtedness of the LLC to the Bank, including the indebtedness of the LLC under the Revolving Note. The LLC and the Guarantor agree to execute and deliver to the Bank, promptly upon the request of the Bank or its counsel, all supplements, amendments, and/or restatements to the Collateral Documents that are deemed necessary by the Bank to evidence the Merger and/or the fact that the LLC is the successor to PEO and PE-LA.

         F. NO DEFAULT REPRESENTATION. On and as of the date hereof, and after giving effect to this First Amendment, the LLC and the Guarantor reaffirm and restate the representations and warranties set forth in the Agreement and the Loan Documents. Further, the LLC and the Guarantor also represent and warrant that as the date hereof and after giving effect to this First Amendment, no uncured or unwaived Default has occurred and is continuing under the Agreement, as amended by this First Amendment.

         G. CONDITIONS PRECEDENT. The obligation of the Bank to make the Loans remains subject to the conditions precedent set forth in the Agreement and the following conditions precedent: The Bank's receipt of (i) this First Amendment executed by the LLC and the Guarantor; (ii) certified resolutions by the Guarantor (on behalf of itself and as the sole member of the LLC), in for and substance satisfactory to the Bank; (iii) the executed documents evidencing the Merger and the filing thereof with the Louisiana Secretary of State and in all records necessary to effect a transfer of the Mortgaged Properties to the LLC; and (iv) all amendments, supplements, and/or restatements pertaining to the Collateral Documents that may be required by the Bank or its counsel as a result of the Merger.

         H. WAIVER OF DEFENSES. In consideration of the Bank's execution of this First Amendment, the LLC and the Guarantor do hereby irrevocably waive any and all claims and/or defenses to payment on any indebtedness owed by any of them to the Bank that may exist as of the date of execution of this First Amendment.

         I. AMENDMENTS. THE CREDIT AGREEMENT AND THIS FIRST AMENDMENT ARE CREDIT OR CREDIT AGREEMENTS AS DESCRIBED IN LA. R.S. 6:SS.1121, ET SEQ. THERE ARE NO ORAL AGREEMENTS BETWEEN THE BANK, THE LLC, AND THE GUARANTOR. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, SETS FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER



               First Amendment to Credit Agreement -- Page 5 of 7

HEREOF AND SUPERSEDES ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS BETWEEN THE BANK, THE LLC, AND THE GUARANTOR WITH RESPECT TO THE MATTERS HEREIN SET FORTH. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, MAY NOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED BY THE LLC, THE GUARANTOR AND THE BANK.

         J. GOVERNING LAW: COUNTERPARTS. This First Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana. This First Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same document.

         K. CONTINUED EFFECT. Except as expressly modified herein, the Credit Agreement as amended by this First Amendment, shall continue in full force and effect. The Credit Agreement, as amended by this First Amendment, is hereby ratified and confirmed by the parties hereto.

              (THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)




               First Amendment to Credit Agreement -- Page 6 of 7

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered as of the date hereinabove provided by the authorized officers each hereunto duly authorized.

                                 PETROQUEST ENERGY, L.L.C.

                                 A LOUISIANA LIMITED LIABILITY COMPANY

                                 BY PETROQUEST ENERGY, INC., A DELAWARE

                                 CORPORATION, AS SOLE MEMBER

                                 BY:    /s/ CHARLES T. GOODSON
                                     ---------------------------
                                 NAME:  Charles T. Goodson
                                       -------------------------
                                 TITLE: Chairman Of The Board &
                                        ------------------------
                                        Chief Executive Officer
                                        ------------------------


                                 PETROQUEST ENERGY, INC.

                                 A DELAWARE CORPORATION

                                 BY:    /s/ CHARLES T. GOODSON
                                     ---------------------------
                                 NAME:  Charles T. Goodson
                                       -------------------------
                                 TITLE: Chairman Of The Board &
                                        ------------------------
                                        Chief Executive Officer
                                        ------------------------

                                 HIBERNIA NATIONAL BANK

                                 BY:    /s/ DAVID R. REID
                                     ---------------------------
                                 NAME:  David R. Reid
                                       -------------------------
                                 TITLE: Senior Vice President
                                        ------------------------




               First Amendment to Credit Agreement -- Page 7 of 7